UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2007

AMERICAN POWER CONVERSION CORPORATION
(Exact name of registrant as specified in charter)

Massachusetts	1-12432	04-2722013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Fairgrounds Road, West Kingston, Rhode Island 02892
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 401-789-5735

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 24, 2007, the Compensation and Stock Option Committee of the Board of Directors of American Power Conversion Corporation (“APC”) adopted the APC 2007 Worldwide Incentive Plan (the “Plan”), which sets forth the annual bonus eligibility and criteria for certain APC employees, including Robert J. Johnson, President and Chief Executive Officer, Richard J. Thompson, Senior Vice President and Chief Financial Officer, and the following executive officers who were “named executive officers” for purposes of APC’s proxy statement relating to the 2006 Annual Meeting of Shareholders: Edward W. Machala, Senior Vice President, Operations and Chief Operations Officer, Neil E. Rasmussen, Senior Vice President and Chief Technical Officer, and Aaron L. Davis, Vice President, Communications and Chief Marketing Officer (each of Messrs. Johnson, Thompson, Machala, Rasmussen and Davis is referred to herein as an “Officer”).

Under the terms of the Plan, each Officer who remains with APC for the entire year will be eligible to receive an annual bonus, provided that APC achieves certain goals relating to net revenue, EBITDA (earnings before interest, taxes, depreciation and amortization) and customer satisfaction. The specified goals for these items are compiled on a weighted basis to produce a comprehensive target goal (the “Target Goal”). If APC achieves 100% of the Target Goal, each Officer will be paid a bonus equal to 60% of the Officer’s base pay for the year (the “Target Bonus”). Assuming hypothetically APC meets the Target Goal for 2007, each Officer’s Target Bonus, based on his current base salary, would be as follows:
Officer	Target Bonus Amount
Robert J. Johnson	$300,000
Richard J. Thompson	$240,000
Edward W. Machala	$282,600
Neil E. Rasmussen	$240,000
Aaron L. Davis	$159,000

No bonus will be paid under the Plan if APC achieves less than 80% of the Target Goal. In the event APC achieves at least 80% of the Target Goal, but less than 100% of the Target Goal, each Officer’s annual bonus will be calculated on a linear basis beginning at 50% of the Target Bonus. In the event APC achieves more than 100% of the Target Goal, each Officer’s annual bonus will be calculated on a linear basis up to 120% of the Target Goal, at which point the Officer will receive the maximum bonus under the Plan, equal to twice the Target Bonus. No additional bonus will be paid if APC achieves more than 120% of the Target Goal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN POWER CONVERSION CORPORATION

Dated: January 30, 2007	By:	/s/ Richard J. Thompson
Richard J. Thompson,
Senior Vice President & Chief Financial Officer